UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2024

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(614) 757-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure
As previously announced, beginning in the third quarter of fiscal year 2024, Cardinal Health, Inc. (the “Company”) updated its organizational structure and re-aligned its operating and reporting segments to continue the company’s simplification efforts, prioritize core operational execution and drive efficiency, accountability and transparency. In connection with these efforts, the Company is now voluntarily furnishing unaudited recast segment results under its new structure for each quarter of fiscal years 2022 and 2023 and the first two quarters of fiscal year 2024. These results are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The new reporting segments are the Pharmaceutical and Specialty Solutions segment and the Global Medical Products and Distribution segment. Separate from these segments are three operating segments, Nuclear and Precision Health Solutions, at-Home Solutions and OptiFreight® Logistics, which are not significant enough individually to require reportable segment disclosure. These operating segments are reported as Other.

These unaudited recast segment results do not represent a restatement of previously issued financial statements and do not impact the company’s reported consolidated revenue, operating earnings/(loss), net earnings/(loss) or diluted earnings/(loss) per share for any of the previously reported periods. The recast segment results reflect changes in the elimination of inter-segment revenue and allocated corporate expenses for shared functions, which are driven by the reporting structure change. The company will prepare financial results on the basis of its updated structure beginning in the third quarter of fiscal year 2024.
.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Unaudited revised quarterly segment financial results for fiscal years 2022, 2023 and the first two quarters of fiscal year 2024.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	April 23, 2024	By:	/s/ AARON E. ALT
Aaron E. Alt
Chief Financial Officer